SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 22, 2001
                                                _______________________________

                                 ALICO, INC.
________________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                            59-0906081
________________________________________________________________________________
(State or other jurisdiction     (Commission                    (IRS Employer
           of incorporation)      File Number)               Identification No.)


Post Office Box 338, La Belle, Florida                             33975
________________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    ____________________________

Item 5.      Other Events.

             Incorporated by reference is a press release issued by the Registrant on March 22, 2001, attached as Exhibit 01, providing information concerning the Registrant's announcement of its sale of real estate in Hendry County, Florida.

Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued March 22, 2001.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





                         						          /s/ W. BERNARD LESTER

March 23, 2001                         By_____________________________________
_________________			                     W. Bernard Lester, President
Date						                               (Signature)

EXHIBIT INDEX



Exhibit
Number						Description

01					Press release issued March 22, 2001

                                 NEWS RELEASE
                                  ALICO, INC.

                                                           March 22, 2001


National Circuit

La Belle, Florida

Mr. Ben Hill Griffin, III, Chairman of Alico, Inc., a La Belle, Florida agribusiness company, announced today that the Company has closed on a sale of 1,350 acres of land, in Hendry County, Florida for $1.6 million. The Company will recognize a $721 thousand pre-tax gain on the sale of the property, during the second quarter of fiscal 2001.

Mr. Griffin stated that "the sale is consistent with our policy of selling property that is not contiguous with our other land holdings and non-essential to our operations."

Alico, Inc. is an agribusiness company, primarily engaged in the production of citrus, cattle, sugarcane, sod and forest products.

For further information contact:	             W. Bernard Lester
                                         					La Belle, Florida
					                                         863-675-2966